-3-
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                              September 10, 1998

                    Second National Financial Corporation
            (Exact Name of Registrant as specified in its Charter)


       Virginia                         000-22747                      54-1542438
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
   of incorporation)

                            102 South Main Street
                                 P. O. Box 71
                        Culpeper, Virginia 22701-0071
                                (540) 825-4800
             (Address, including zip code, and telephone number,
                     including area code, or registrant's
                         principal executive offices)

                             --------------------

                              JEFFREY W. FARRAR
              Senior Vice President and Chief Financial Officer
                    Second National Financial Corporation
                            102 South Main Street
                                 P. O. Box 71
                        Culpeper, Virginia 22701-0071
                                (540) 825-8400
        (Name, address, including zip code, and the telephone number, including area code, of agent for service)

       ----------------------------------------------------------------
            (Former name or former, if changed since last report.)

Item 5.  Other Events.

         On September 14, 1998, Second National Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing (1) approval by shareholders of the Company of the April 18, 1998 Agreement and Plan of Reorganization providing for the affiliation of the Company with Virginia Heartland Bank and (2) adoption by the Company's Board of Directors of a shareholder rights plan.

Item 7.  Financial Statements and Exhibits.

         (a) None

         (b) Exhibits

             Exhibit 99.1       Press Release dated  September 14, 1998

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SECOND NATIONAL FINANCIAL CORPORATION



Date:  September 14, 1998                By: /s/ Jeffrey W. Farrar
                                            -----------------------

                                            Jeffrey W. Farrar
                                            Senior Vice President and
                                            Chief Financial Officer